UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 8, 2017

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 West Coliseum Way

Midvale, Utah 84047

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Report on Form 8-K of Overstock.com, Inc., a Delaware corporation (the “Company”), filed November 8, 2017 relating to the Company’s issuance of warrants to purchase common stock, to update and correct information previously provided regarding those warrants. This Form 8-K/A also includes as exhibits the respective securities purchase agreements, together with the related forms of the warrants and the respective amendments thereto, and supplements and/or corrects information in the Company’s Prospectus Supplement, dated November 8, 2017, and filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on November 8, 2017 (the “Prospectus Supplement”).

Item 1.01                                           Entry Into a Material Definitive Agreement.

On November 8, 2017, the Company issued warrants (collectively, the “Warrants”) to purchase up to a combined aggregate of 3,722,188 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to Quantum Partners LP (“Quantum”) and Passport Special Opportunities Master Fund, L.P. (“Passport” and, together with Quantum, the “Purchasers”) in privately negotiated transactions, for an aggregate purchase price of $6.6 million. The warrants were issued pursuant to separate Securities Purchase Agreements between the Company and each Purchaser (together, the “Purchase Agreements”).  The Warrants and the Common Stock were offered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-203607) and the Prospectus Supplement.

The Warrant issued to Quantum, as amended, is exercisable for up to 2,472,188 shares of Common Stock, for a term that commences on November 13, 2017 and ends on January 2, 2018, subject to adjustment and extension in accordance with the terms of the Warrant.

The Warrant issued to Passport, as amended, is exercisable for up to 1,250,000 shares of Common Stock for a term that commenced on November 8, 2017 and ends on February 7, 2018, subject to adjustment and extension in accordance with the terms of the Warrant.

The exercise price for both Warrants is $40.45 per share of Common Stock, subject to adjustment as provided in the respective Warrants.

The foregoing descriptions of the Purchase Agreements and the Warrants, as amended, are not complete and are qualified in their entirety by reference to the full text of the relevant documents, copies of which are filed as exhibits hereto and incorporated by reference herein.

Item 8.01                                           Other Events.

The information in this Form 8-K/A amends or supersedes certain information in the Prospectus Supplement.  Without limiting the foregoing, the number of shares of Common Stock to be outstanding assuming the sale and exercise of all Warrants offered as described in the Prospectus Supplement is 28,745,516, and both Warrants are exercisable immediately.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibits are filed with this report:

4.1.1	Form of Passport Warrant (included in Exhibit 10.1)

4.1.2	Amendment to Passport Warrant, dated November 13, 2017

4.2.1	Form of Quantum Warrant (included in Exhibit 10.2)

4.2.2	Amendment to Quantum Warrant, dated November 13, 2017

5.1	Opinion of Bracewell LLP*

10.1	Securities Purchase Agreement, dated as of November 8, 2017, between Overstock.com, Inc. and Passport Special Opportunities Master Fund, L.P.

10.2	Securities Purchase Agreement, dated as of November 8, 2017, between Overstock.com, Inc. and Quantum Partners LP

23.1	Consent of Bracewell LLP (included in Exhibit 5.1)*

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	November 13, 2017